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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 4, 2004

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                           PROFILE TECHNOLOGIES, INC.
             (Exact Name of registrant as specified in its charter)

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          Delaware                     0-21151                  91-1418002
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

              2 Park Avenue, Suite 201
                Manhasset, New York                            11030
      (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (516) 365-1909

   Former Name or Former Address, if Changed Since Last Report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous independent accountant.
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     On November 4, 2004, the Company dismissed KPMG LLP ("KPMG") as its independent accountant. The decision to change independent accountants was approved by the Company's Audit Committee and Board of Directors.

     During the audits of the Company's two most recent fiscal years ended June 30, 2004 and through November 4, 2004, the Company has had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreements in its report on the financial statements of the Company for such period. During the Company's two most recent fiscal years and through the date of this report, the Company has had no reportable events under Item 304(a)(1)(iv) of Regulation S-B, except as discussed in the next paragraph below.

     During the audit for the year-ended June 30, 2004, KPMG advised the Company's Audit Committee that they identified one material weakness in the Company's internal controls. The material weakness identified related to the accounting and financial reporting for the non-payment of interest on the convertible debt, causing certain of the notes to be in default as of June 30, 2004. The accounting for this default is included in the Company's financial statements for the year-ended June 30, 2004. The Company has implemented processes and procedures to review debt agreements, on a quarterly basis, to ensure that the Company is in compliance with the terms of its debt instruments and covenants. In instances of non-compliance, the Company will take the necessary actions to remedy the non-compliance and consider the impact of any non-compliance in the reporting of the Company's financial statements.


     The audit reports of KPMG on the financial statements of the Company as of and for each of the past two fiscal years ended June 30, 2004 and 2003 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

     KPMG's report on the financial statements of the Company as of and for the years ended June 30, 2004 and 2003, contained a separate paragraph stating that "the Company has incurred net losses since inception and has a working capital deficit at June 30, 2004 that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     The Company has requested KPMG to furnish it with a letter addressed to the Commission stating whether or not KPMG agrees with the above statements. A copy of such letter, dated November 9, 2004, is filed as Exhibit No. 16 to this report.

(b)  New independent accountant.
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     The Company has engaged Peterson Sullivan PLLC ("Peterson Sullivan") as its new independent accountant as of November 4, 2004. During the Company's two most recent fiscal years and through the date of their engagement by the Company, the Company did not consult with Peterson Sullivan regarding the issues of the type described in Item 304(a)(2) of Regulation S-B.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
No.              Description
- ---              -----------
16               Letter from KPMG to the Securities and Exchange Commission


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Profile Technologies, Inc.
                                              (Registrant)

Date:  November 9, 2004                       By: /s/ PHILIP L. JONES
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                                              Name: Philip L. Jones
                                              Title: Chief Operating Officer